[AMS LOGO OMITTED]


27 September 2004
                                  EXHIBIT 99.3

               Officer's Certificate of Compliance in relation to
                       ARMS II Global Fund 1 (the "Fund")

         This back-up certification is delivered in connection with the certification provided by Gavin Buchanan of Australian Securitisation Management Pty Limited ("ASM") contained in ASM's annual reports filed with the Securities and Exchange Commission (the "SEC"). The undersigned hereby certifies to the best of his or her knowledge and after reasonable investigation that:

     1. I, Paul McMahon, am an employee of Wizard Home Loans Pty Limited, which ultimately owns 100% of Australian Mortgage Securities Limited ("AMS");

     2. I, Paul McMahon, am responsible for the servicing and reporting function of ARMS II Global Fund 1;

     3.   I, Paul McMahon, am responsible for reviewing the activities performed
          by  the  servicer  under  the  pooling  and  servicing,   or  similar,
          agreement;

     4. I, Paul McMahon, have reviewed the annual report on Form 10-K (the "Form 10-K"), and all reports on Form 6-K and Form 8-K, as amended, each attached hereto as Schedule I, of the Fund (together, the "Reports"); and

     5. Based upon the review required under the pooling and servicing, or similar, agreement, and except as disclosed in the annual Reports, the servicer has fulfilled its obligations under the servicing agreement.

Date: 27 September 2004


/s/  Paul McMahon
------------------------
Paul McMahon
Principal Financial Officer
Australian Mortgage Securities Limited


Level 6                 Telephone +61 2  9225 0800    Australian Mortgage Securities Ltd
12 Castlereagh Street   Facsimile +61 2  9225 0888    ABN  89 003 072 446
Sydney NSW 2000         E-mail    info@ams.com.au

PO Box R807
Royal Exchange NSW 1225

                                   SCHEDULE 1

  Bond Trust Deed                   ARMS II GLOBAL FUND 1
    Schedule 8                      AMENDED BONDHOLDERS REPORT
     Reference
                    ----------------------------------------------------------------------------------------------------------------
                    REPORTING DATES

                    Cut-Off Date                                                                                     August 29, 2003
                    Determination Date                                                                             September 8, 2003
                    Payment Date                                                                                  September 10, 2003
                    Start Interest Period                                                                               June 5, 2003
                    End Interest Period                                                                            September 9, 2003
                    No of Days in Interest Period                                                                                 97
                    Start Calculation Period                                                                            June 5, 2003
                    End Calculation Period                                                                           August 29, 2003
                    No of Days in Calculation Period                                                                              86


                    ----------------------------------------------------------------------------------------------------------------

                    SECURITIES ON ISSUE                                                     Amount                      Amount
                                                                                             (US$)                       (A$)
                    Class A Bonds
                    Initial Face Value                                                    1,000,000,000               1,525,553,013
                      Previous Principal Distribution                                                 0                           0
                      Principal Distribution for current calculation period                  63,400,000                  96,720,061
                    Total Principal Distribution to date                                     63,400,000                  96,720,061
                    Beginning Principal Amount                                            1,000,000,000               1,525,553,013
        (a)         Ending Principal Amount                                                 936,600,000               1,428,832,952
                    less Unreimbursed Charge-offs                                                     0                           0
                    Beginning Stated Amount                                               1,000,000,000               1,525,553,013
        (a)         Ending Stated Amount                                                    936,600,000               1,428,832,952


                    Class B Bonds
                    Initial Face Value                                                                                   50,500,000
                      Previous Principal Distribution                                                                             0
                      Principal Distribution for current calculation period                                                       0
                    Total Principal Distribution to date                                                                          0

                    Beginning Principal Amount                                                                           50,500,000
        (a)         Ending Principal Amount                                                                              50,500,000
                    less Unreimbursed Charge-offs                                                                                 0
                    Beginning Stated Amount                                                                              50,500,000
        (a)         Ending Stated Amount                                                                                 50,500,000


                    ----------------------------------------------------------------------------------------------------------------

                    INTEREST RATE FOR ACCRUAL PERIOD                                Libor /             Interest           Interest
                                                                                Bank Bill Rate           Margin              Rate
                    USD
                    Class A Bonds                                                  1.27677               0.23               1.50677

                    AUD
                    Class A Bonds (payable to Currency Swap Provider)              4.79005               0.3510             5.14105
                    Class B Bonds                                                  4.79005               0.9000             5.69005

                    ----------------------------------------------------------------------------------------------------------------

                    DISTRIBUTIONS PAYABLE ON PAYMENT DATE                                       $US                         $A

                    Interest Entitlement:
        (b)              Class A Bonds                                                        4,059,900                  20,842,893
        (b)              Class B Bonds                                                                                      763,636
                    Principal Repayment:
        (c)              Class A Bonds                                                       63,400,000                  96,720,061
        (c)              Class B Bonds
                    Total:
                         Class A Bonds                                                       67,459,900                 117,562,954
                         Class B Bonds                                                                0                     763,636

                    Total                                                                    67,459,900                 118,326,590

                    ----------------------------------------------------------------------------------------------------------------

                    POOL FACTORS                                                                Last                       Current
                                                                                            Distribution                Distribution
                                                                                                Date                        Date

        (h)         Class A Bonds                                                              1.0000                        0.9366
                    Class B Bonds                                                              1.0000                        1.0000

                    ----------------------------------------------------------------------------------------------------------------

        (d)         INCOME COLLECTIONS FOR CALCULATION PERIOD                                                             24,213,056


                    ----------------------------------------------------------------------------------------------------------------

                    AVAILABLE AMORTISATION AMOUNT                                                                          $AUD

        (i)         Scheduled Principal Collections                                                                       3,462,580
        (i)         Unscheduled Principal Collections                                                                   133,381,903

                    Gross Principal Collections                                                                         136,844,483

                    less
        (g)         Redraw Advances, Line of Credit Advances and
                    Permitted Further Advances                                                                           38,339,623

        (e)         Net Principal Collections                                                                            98,504,860

                    Application of Cash Reserve and Advances
                    Reserve as Available Amortisation Amount                                                             (1,784,799)

        (l)         Charge-offs and Unreimbursed Charge-offs                                                                      -

        (f)         Available Amortisation Amount                                                                        96,720,061


                    ----------------------------------------------------------------------------------------------------------------


                    PORTFOLIO INFORMATION
                    (based on Loans forming part of the Assets of the Fund as at the last day of the Calculation Period)

        (j)         Aggregate Face Value of Loans                                                                     1,473,850,457
                    Total number of Loans                                                                                     6,571
                    Average Loan Balance                                                                                 224,296.22
                    Weighted Average LVR                                                                                      73.89

                    Seasoning                      No of Loans          % by number             Balance         % by balance
                           0 to 6 months              1,326               20.18%              299,315,120           20.31%
                           6 to 12 months             4,046               61.57%              922,287,226           62.58%
                          12 to 18 months               502                7.64%              113,231,933            7.68%
                          18 to 24 months               183                2.78%               41,051,616            2.79%
                          24 to 36 months               103                1.57%               23,544,004            1.60%
                          36 to 48 months               175                2.66%               35,588,489            2.41%
                          48 to 60 months               116                1.77%               19,798,868            1.34%
                             >60 months                 120                1.83%               19,033,201            1.29%
                                                      6,571              100.00%            1,473,850,457          100.00%

                    ----------------------------------------------------------------------------------------------------------------

        (k)         AGGREGATE LOSS AMOUNT                                                                                        NIL

                    ----------------------------------------------------------------------------------------------------------------

        (m)         DELINQUENCY AND LOSSES

                    Delinquency                                                               AUD Amount                       % of
                                                                                               of Loans                        Pool

                    31 - 60 days                                                              7,811,407                       0.53%
                    61 - 90 days                                                              4,863,707                       0.33%
                    90+ days                                                                  2,210,776                       0.15%

                    Losses                                                                                                     AUD

                    Mortgage Insurance claims made                                                                             Nil

                    Mortgage Insurance claims paid                                                                             Nil

                    Mortgage Insurance claims pending                                                                          Nil

                    Mortgage Insurance claims denied                                                                           Nil

                    ----------------------------------------------------------------------------------------------------------------



                    ----------------------------------------------------------------------------------------------------------------
  Bond Trust Deed                   ARMS II GLOBAL FUND 1
    Schedule 8                   AMENDED BONDHOLDERS REPORT
     Reference
                    ----------------------------------------------------------------------------------------------------------------

                    REPORTING DATES

                    Cut-Off Date                                                                                  November 28, 2003
                    Determination Date                                                                             December 8, 2003
                    Payment Date                                                                                  December 10, 2003
                    Start Interest Period                                                                        September 10, 2003
                    End Interest Period                                                                            December 9, 2003
                    No of Days in Interest Period                                                                                91
                    Start Calculation Period                                                                        August 30, 2003
                    End Calculation Period                                                                        November 28, 2003
                    No of Days in Calculation Period                                                                             91

                    ----------------------------------------------------------------------------------------------------------------

                    SECURITIES ON ISSUE                                                       Amount                      Amount
                                                                                              (US$)                       (A$)

                    Class A Bonds
                    Initial Face Value                                                    1,000,000,000               1,525,553,013
                      Previous Principal Distribution                                        63,400,000                  96,720,061
                      Principal Distribution for current calculation period                  62,400,000                  95,194,508
                    Total Principal Distribution to date                                    125,800,000                 191,914,569
                                                                                                                                  -
                    Beginning Principal Amount                                              936,600,000               1,428,832,952
        (a)         Ending Principal Amount                                                 874,200,000               1,333,638,444
                    less Unreimbursed Charge-offs                                                     -                           -
                    Beginning Stated Amount                                                 936,600,000               1,428,832,952
        (a)         Ending Stated Amount                                                    874,200,000               1,333,638,444


                    Class B Bonds
                    Initial Face Value                                                                                   50,500,000
                      Previous Principal Distribution                                                                             -
                      Principal Distribution for current calculation period                                                       -
                    Total Principal Distribution to date                                                                          -

                    Beginning Principal Amount                                                                           50,500,000
        (a)         Ending Principal Amount                                                                              50,500,000
                    less Unreimbursed Charge-offs                                                                                 -
                    Beginning Stated Amount                                                                              50,500,000
        (a)         Ending Stated Amount                                                                                 50,500,000

                    ----------------------------------------------------------------------------------------------------------------

                    INTEREST RATE FOR ACCRUAL PERIOD                                  Libor /            Interest          Interest
                                                                                  Bank Bill Rate          Margin             Rate
                    USD
                    Class A Bonds                                                         1.14000            0.23           1.37000

                    AUD
                    Class A Bonds (payable to Currency Swap Provider)                      4.8767          0.3510            5.2277
                    Class B Bonds                                                          4.8767          0.9000            5.7767

                    ----------------------------------------------------------------------------------------------------------------

                    DISTRIBUTIONS PAYABLE ON PAYMENT DATE                                        $US                         $A

                    Interest Entitlement:
        (b)              Class A Bonds                                                        3,243,500                  18,622,614
        (b)              Class B Bonds                                                                                      727,310
                    Principal Repayment:
        (c)              Class A Bonds                                                       62,400,000                  95,194,508
        (c)              Class B Bonds
                    Total:
                         Class A Bonds                                                       65,643,500                 113,817,122
                         Class B Bonds                                                                -                     727,310

                    Total                                                                    65,643,500                 114,544,432

                    ----------------------------------------------------------------------------------------------------------------

                    POOL FACTORS                                                                  Last                     Current
                                                                                              Distribution              Distribution
                                                                                                  Date                      Date

        (h)         Class A Bonds                                                                0.9366                      0.8742
                    Class B Bonds                                                                1.0000                      1.0000

                    ----------------------------------------------------------------------------------------------------------------

        (d)         INCOME COLLECTIONS FOR CALCULATION PERIOD                                                            24,735,748

                    ----------------------------------------------------------------------------------------------------------------

                    AVAILABLE AMORTISATION AMOUNT                                                                               $AUD

        (i)         Scheduled Principal Collections                                                                        3,416,835
        (i)         Unscheduled Principal Collections                                                                    135,634,080

                    Gross Principal Collections                                                                         139,050,915

                    less
        (g)         Redraw Advances, Line of Credit Advances and
                    Permitted Further Advances                                                                           44,808,673

        (e)         Net Principal Collections                                                                            94,242,242

                    Application of Cash Reserve and Advances
                    Reserve as Available Amortisation Amount                                                                952,266

        (l)         Charge-offs and Unreimbursed Charge-offs                                                                       -

        (f)         Available Amortisation Amount                                                                        95,194,508

                    ----------------------------------------------------------------------------------------------------------------




                    PORTFOLIO INFORMATION
                    (based on Loans forming part of the Assets of the Fund as at the last day of the Calculation Period)

        (j)         Aggregate Face Value of Loans                                                                     1,379,664,228
                    Total number of Loans                                                                                     6,137
                    Average Loan Balance                                                                                 224,810.86
                    Weighted Average LVR                                                                                      73.17

                    Seasoning                      No of Loans          % by number             Balance            % by balance
                            0 to 6 months                  -                 0.00%                        -             0.00%
                            6 to 12 months             3,465                56.46%              794,992,795            57.62%
                           12 to 18 months             1,801                29.35%              406,666,725            29.48%
                           18 to 24 months               341                 5.56%               75,433,070             5.47%
                           24 to 36 months               126                 2.05%               30,399,371             2.20%
                           36 to 48 months               176                 2.87%               35,250,311             2.55%
                           48 to 60 months               111                 1.81%               19,536,626             1.42%
                              >60 months                 117                 1.91%               17,385,332             1.26%
                                                       6,137                100.00%           1,379,664,228           100.00%

                    ----------------------------------------------------------------------------------------------------------------

        (k)         AGGREGATE LOSS AMOUNT                                                                               NIL

                    ----------------------------------------------------------------------------------------------------------------

        (m)         DELINQUENCY AND LOSSES

                    Delinquency                                                              AUD Amount                        % of
                                                                                              of Loans                         Pool

                    31 - 60 days                                                             10,209,515                       0.74%
                    61 - 90 days                                                              3,035,261                       0.22%
                    90+ days                                                                  4,138,993                       0.30%

                    Losses                                                                                                     AUD

                    Mortgage Insurance claims made                                                                              Nil

                    Mortgage Insurance claims paid                                                                              Nil

                    Mortgage Insurance claims pending                                                                           Nil

                    Mortgage Insurance claims denied                                                                            Nil





                    ----------------------------------------------------------------------------------------------------------------
  Bond Trust Deed                   ARMS II GLOBAL FUND 1
    Schedule 8                      AMENDED BONDHOLDERS REPORT
     Reference
                    ----------------------------------------------------------------------------------------------------------------
                    REPORTING DATES

                    Cut-Off Date                                                                                  February 27, 2004
                    Determination Date                                                                                March 8, 2004
                    Payment Date                                                                                     March 10, 2004
                    Start Interest Period                                                                         December 10, 2003
                    End Interest Period                                                                               March 9, 2004
                    No of Days in Interest Period                                                                                91
                    Start Calculation Period                                                                      November 29, 2003
                    End Calculation Period                                                                        February 27, 2004
                    No of Days in Calculation Period                                                                             91

                    ----------------------------------------------------------------------------------------------------------------

                    SECURITIES ON ISSUE                                                      Amount                      Amount
                                                                                              (US$)                        (A$)

                    Class A Bonds
                    Initial Face Value                                                    1,000,000,000               1,525,553,013
                      Previous Principal Distribution                                       125,800,000                 191,914,569
                      Principal Distribution for current calculation period                  47,800,000                  72,921,434
                    Total Principal Distribution to date                                    173,600,000                 264,836,003
                                                                                                                                  -
                    Beginning Principal Amount                                              874,200,000               1,333,638,444
        (a)         Ending Principal Amount                                                 826,400,000               1,260,717,010
                    less Unreimbursed Charge-offs                                                     -                           -
                    Beginning Stated Amount                                                 874,200,000               1,333,638,444
        (a)         Ending Stated Amount                                                    826,400,000               1,260,717,010


                    Class B Bonds
                    Initial Face Value                                                                                   50,500,000
                      Previous Principal Distribution                                                                             -
                      Principal Distribution for current calculation period                                                       -
                    Total Principal Distribution to date                                                                          -

                    Beginning Principal Amount                                                                           50,500,000
        (a)         Ending Principal Amount                                                                              50,500,000
                    less Unreimbursed Charge-offs                                                                                 -
                    Beginning Stated Amount                                                                              50,500,000
        (a)         Ending Stated Amount                                                                                 50,500,000


                    ----------------------------------------------------------------------------------------------------------------

                    INTEREST RATE FOR ACCRUAL PERIOD                            Libor /                Interest            Interest
                                                                             Bank Bill Rate             Margin               Rate
                    USD
                    Class A Bonds                                               1.17125                 0.23000             1.40125

                    AUD
                    Class A Bonds (payable to Currency Swap Provider)            5.4567                  0.3510              5.8077
                    Class B Bonds                                                5.4567                  0.9000              6.3567

                    ----------------------------------------------------------------------------------------------------------------

                    DISTRIBUTIONS PAYABLE ON PAYMENT DATE                                        $US                         $A
                    Interest Entitlement:
        (b)              Class A Bonds                                                        3,096,500                  19,310,379
        (b)              Class B Bonds                                                                                      800,335
                    Principal Repayment:
        (c)              Class A Bonds                                                       47,800,000                  72,921,434
        (c)              Class B Bonds
                    Total:
                         Class A Bonds                                                       50,896,500                  92,231,814
                         Class B Bonds                                                                -                     800,335

                    Total                                                                    50,896,500                  93,032,149

                    ----------------------------------------------------------------------------------------------------------------

                    POOL FACTORS                                                                Last                     Current
                                                                                            Distribution               Distribution
                                                                                                Date                       Date

        (h)         Class A Bonds                                                                0.8742                      0.8264
                    Class B Bonds                                                                1.0000                      1.0000

                    ----------------------------------------------------------------------------------------------------------------

        (d)         INCOME COLLECTIONS FOR CALCULATION PERIOD                                                            24,149,547

                    ----------------------------------------------------------------------------------------------------------------

                    AVAILABLE AMORTISATION AMOUNT                                                                            $AUD

        (i)         Scheduled Principal Collections                                                                       2,419,775
        (i)         Unscheduled Principal Collections                                                                   108,253,633

                    Gross Principal Collections                                                                         110,673,408

                    less
        (g)         Redraw Advances, Line of Credit Advances and
                    Permitted Further Advances                                                                           37,646,703

        (e)         Net Principal Collections                                                                            73,026,705

                    Application of Cash Reserve and Advances
                    Reserve as Available Amortisation Amount                                                               (105,271)

        (l)         Charge-offs and Unreimbursed Charge-offs                                                                      -

        (f)         Available Amortisation Amount                                                                        72,921,434


                    ----------------------------------------------------------------------------------------------------------------
                    PORTFOLIO INFORMATION
                    (based on Loans forming part of the Assets of
                    the Fund as at the last day of the Calculation Period)

        (j)         Aggregate Face Value of Loans                                                                     1,306,729,299
                    Total number of Loans                                                                                     5,795
                    Average Loan Balance                                                                                 225,492.55
                    Weighted Average LVR                                                                                      72.74

                    Seasoning                           No of Loans           % by number            Balance           % by balance
                            0 to 6 months                      -              0.00%                        -                  0.00%
                            6 to 12 months                 1,188             20.50%               270,117,352                20.67%
                           12 to 18 months                 3,588             61.92%               822,795,996                62.97%
                           18 to 24 months                   432              7.45%                99,609,753                 7.62%
                           24 to 36 months                   196              3.38%                46,022,081                 3.52%
                           36 to 48 months                   145              2.50%                27,516,337                 2.11%
                           48 to 60 months                   129              2.23%                24,035,283                 1.84%
                              >60 months                     117              2.02%                16,632,497                 1.27%
                                                           5,795            100.00%             1,306,729,299               100.00%

                    ----------------------------------------------------------------------------------------------------------------

        (k)         AGGREGATE LOSS AMOUNT                                                                                      NIL

                    ----------------------------------------------------------------------------------------------------------------

        (m) DELINQUENCY AND LOSSES

                    Delinquency                                                              AUD Amount                        % of
                                                                                              of Loans                         Pool

                    31 - 60 days                                                             10,845,853                       0.83%
                    61 - 90 days                                                              3,920,188                       0.30%
                    90+ days                                                                  4,573,553                       0.35%

                    Losses                                                                                                      AUD

                    Mortgage Insurance claims made                                                                              Nil

                    Mortgage Insurance claims paid                                                                              Nil

                    Mortgage Insurance claims pending                                                                           Nil

                    Mortgage Insurance claims denied                                                                            Nil







                    ----------------------------------------------------------------------------------------------------------------
  Bond Trust Deed                   ARMS II GLOBAL FUND 1
    Schedule 8                      AMENDED BONDHOLDERS REPORT
     Reference
                    ----------------------------------------------------------------------------------------------------------------

                    REPORTING DATES

                    Cut-Off Date                                                                                       May 31, 2004
                    Determination Date                                                                                 June 8, 2004
                    Payment Date                                                                                      June 10, 2004
                    Start Interest Period                                                                            March 10, 2004
                    End Interest Period                                                                                June 9, 2004
                    No of Days in Interest Period                                                                                92
                    Start Calculation Period                                                                      February 28, 2004
                    End Calculation Period                                                                             May 31, 2004
                    No of Days in Calculation Period                                                                             94

                    ----------------------------------------------------------------------------------------------------------------

                    SECURITIES ON ISSUE                                                       Amount                      Amount
                                                                                              (US$)                       (A$)

                    Class A Bonds
                    Initial Face Value                                                    1,000,000,000               1,525,553,013
                      Previous Principal Distribution                                       173,600,000                 264,836,003
                      Principal Distribution for current calculation period                  49,000,000                  74,752,098
                    Total Principal Distribution to date                                    222,600,000                 339,588,101
                                                                                                                                  -
                    Beginning Principal Amount                                              826,400,000               1,260,717,010
        (a)         Ending Principal Amount                                                 777,400,000               1,185,964,912
                    less Unreimbursed Charge-offs                                                     -                           -
                    Beginning Stated Amount                                                 826,400,000               1,260,717,010
        (a)         Ending Stated Amount                                                    777,400,000               1,185,964,912


                    Class B Bonds
                    Initial Face Value                                                                                    50,500,000
                      Previous Principal Distribution                                                                              -
                      Principal Distribution for current calculation period                                                        -
                    Total Principal Distribution to date                                                                           -

                    Beginning Principal Amount                                                                            50,500,000
        (a)         Ending Principal Amount                                                                               50,500,000
                    less Unreimbursed Charge-offs                                                                                  -
                    Beginning Stated Amount                                                                               50,500,000
        (a)         Ending Stated Amount                                                                                  50,500,000


                    ----------------------------------------------------------------------------------------------------------------

                    INTEREST RATE FOR ACCRUAL PERIOD                                 Libor /            Interest            Interest
                                                                                 Bank Bill Rate          Margin               Rate
                    USD
                    Class A Bonds                                                  1.11000              0.23000             1.34000

                    AUD
                    Class A Bonds (payable to Currency Swap Provider)               5.5467               0.3510              5.8977
                    Class B Bonds                                                   5.5467               0.9000              6.4467

                    ----------------------------------------------------------------------------------------------------------------

                    DISTRIBUTIONS PAYABLE ON PAYMENT DATE                                       $US                          $A

                    Interest Entitlement:
        (b)              Class A Bonds                                                        2,830,000                  18,741,108
        (b)              Class B Bonds                                                                                      820,586
                    Principal Repayment:
        (c)              Class A Bonds                                                       49,000,000                  74,752,098
        (c)              Class B Bonds
                    Total:
                         Class A Bonds                                                       51,830,000                  93,493,205
                         Class B Bonds                                                                -                     820,586

                    Total                                                                    51,830,000                  94,313,791

                    ----------------------------------------------------------------------------------------------------------------

                    POOL FACTORS                                                                Last                      Current
                                                                                            Distribution                Distribution
                                                                                                Date                         Date

        (h)         Class A Bonds                                                                0.8264                       0.7774
                    Class B Bonds                                                                1.0000                       1.0000

                    ----------------------------------------------------------------------------------------------------------------

        (d)         INCOME COLLECTIONS FOR CALCULATION PERIOD                                                            24,306,558

                    ----------------------------------------------------------------------------------------------------------------

                    AVAILABLE AMORTISATION AMOUNT                                                                           $AUD

        (i)         Scheduled Principal Collections                                                                       2,823,412
        (i)         Unscheduled Principal Collections                                                                   109,389,156

                    Gross Principal Collections                                                                         112,212,568

                    less
        (g)         Redraw Advances, Line of Credit Advances and
                    Permitted Further Advances                                                                           37,442,369

        (e)         Net Principal Collections                                                                            74,770,199

                    Application of Cash Reserve and Advances
                    Reserve as Available Amortisation Amount                                                                (18,101)

        (l)         Charge-offs and Unreimbursed Charge-offs                                                                      -

        (f)         Available Amortisation Amount                                                                        74,752,098


                    ----------------------------------------------------------------------------------------------------------------
                    PORTFOLIO INFORMATION
                    (based on Loans forming part of the Assets of
                    the Fund as at the last day of the Calculation Period)

        (j)         Aggregate Face Value of Loans                                                                     1,231,958,301
                    Total number of Loans                                                                                     5,456
                    Average Loan Balance                                                                                 225,798.81
                    Weighted Average LVR                                                                                      72.49

                    Seasoning                        No of Loans           % by number                Balance           % by balance
                            0 to 6 months                   -                  0.00%                          -                0.00%
                            6 to 12 months                  -                  0.00%                          -                0.00%
                           12 to 18 months              3,103                 56.87%                710,004,026               57.63%
                           18 to 24 months              1,601                 29.34%                369,464,400               29.99%
                           24 to 36 months                358                  6.56%                 82,490,760               6.70%
                           36 to 48 months                 86                  1.58%                 18,899,860                1.53%
                           48 to 60 months                177                  3.24%                 31,874,128                2.59%
                              >60 months                  131                  2.40%                 19,225,128                1.56%
                                                        5,456                100.00%              1,231,958,301              100.00%

                    ----------------------------------------------------------------------------------------------------------------

        (k)         AGGREGATE LOSS AMOUNT                                                                                       NIL
                    ----------------------------------------------------------------------------------------------------------------

        (m)         DELINQUENCY AND LOSSES

                    Delinquency                                                              AUD Amount                        % of
                                                                                              of Loans                         Pool

                    31 - 60 days                                                              5,051,029                       0.41%
                    61 - 90 days                                                              5,297,421                       0.43%
                    90+ days                                                                  4,681,442                       0.38%

                    Losses                                                                                                      AUD

                    Mortgage Insurance claims made                                                                              Nil

                    Mortgage Insurance claims paid                                                                              Nil

                    Mortgage Insurance claims pending                                                                           Nil

                    Mortgage Insurance claims denied                                                                            Nil

                    ----------------------------------------------------------------------------------------------------------------